Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Planet Fitness, Inc. (the “Company”) on Form 10-K for the fiscal year ended December 31, 2015 filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Chris Rondeau, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

•	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
•	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the periods presented therein.

Date: March 4, 2016

/s/ Chris Rondeau
Chris Rondeau
Chief Executive Officer
(Principal Executive Officer)